UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

INDYMAC ABS, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of September 1, 2005, providing for the issuance of the Home

Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-C)

IndyMac ABS, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-127617-02	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 - Completion of Acquisition or Disposition of Assets

On September 29, 2005, a single series of certificates, entitled IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-C (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of September 1, 2005 (the “Agreement”), among IndyMac ABS, Inc. as depositor (the “Depositor”), IndyMac Bank, F.S.B. as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”).

Upon the closing of the initial issuance of the Certificates, (i) the Depositor purchased from IndyMac Bank, F.S.B. as seller (in such capacity, the “Seller”) certain Initial Mortgage Loans with an aggregate principal balance equal to $632,992,889 and transferred such mortgage loans to the Trustee, (ii) the Trustee deposited funds in the pre-funding accounts (the “Pre-Funding Accounts”), which were established pursuant to the Agreement, in an amount equal to $65,000,000 and (iii) the Trustee purchased from the Depositor certain Subsequent Mortgage Loans with an aggregate principal balance equal to $66,976,491 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof.

On September 29, 2005 and October 11, 2005, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans with an aggregate principal balance equal to $66,976,491 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to Subsequent Transfer Instruments, dated September 29, 2005 and October 11, 2005, respectively, among the Depositor, the Seller and the Trustee (each, an “Instrument”). Attached to each Instrument is the related Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Section 8 – Other Events

Item 8.01 Other Events.

Description of the Certificates and the Mortgage Pool

The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). As of October 11, 2005, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $632,992,889 and (ii) the Pre-Funding Accounts, which contained $66,976,491.37.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the October 11, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

1.	Not applicable

2.	Not applicable

3.	Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No	Description
1	99.1	Subsequent Transfer Instrument, dated as of September 29, 2005, among IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company.
	99.1	Subsequent Transfer Instrument, dated as of October 11, 2005, among IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company.
2	99.2	Characteristics of the Mortgage Pool as of October 11, 2005, relating to IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 26, 2005

INDYMAC ABS, INC.

By:	/s/ Isaac Carrillo
Name:	Isaac Carrillo
Title:	Vice President

Index to Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description	Sequentially Numbered Page
1	99.1	Subsequent Transfer Instruments	5
2	99.2	Characteristics of the Mortgage Pool as of October 11, 2005	9